                                                                   EXHIBIT 99.27

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                                $[] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 18, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                    POOL SUMMARY

Total Issue Balance (USD)              2,328,550,139
Original Mortgage Pool Balance (USD)   2,336,856,577
Current Mortgage Pool Balance (USD)    2,328,550,139
Total Number of Loans                         12,893
Average Loan Balance (USD)                   180,606
1st lien (%age)                                 92.1%
2nd lien (%age)                                  7.9%
WA FICO                                          647
- Minimum FICO                                   500
- Maximum FICO                                   814
WA LTV                                          81.9%
- Minimum LTV                                    8.7%
- Maximum LTV                                  100.0%
WA DTI                                          39.6%
- Minimum DTI                                    2.0%
- Maximum DTI                                   62.0%
WA Age (Months)                                    4
WA Remaining Term (Months)                       339
Aquired Loans                                  100.0%
North California (% of Pool)                    14.9%
South California (% of Pool)                    45.1%

                  NORTH CALIFORNIA

% of State                                     24.78
WA FICO                                          655
   - Minimum FICO                                503
   - Maximum FICO                                813
WA LTV                                         81.91
   - Minimum LTV                                8.72
   - Maximum LTV                                 100
Highest Zip-Code Density (% of State)           0.72
Zip-Code with Highest Density                  94015

                  SOUTH CALIFORNIA

% of State                                     75.22
WA FICO                                          654
Minimum FICO                                     500
Maximum FICO                                     814
WA LTV                                         80.76
Minimum LTV                                     12.9
Maximum LTV                                      100
Highest Zip-Code Density (% of State)           0.81
Zip-Code with Highest Density                  92336

      CLASSIFICATION        TOTAL     CHECK
-------------------------------------------
Mortgage Type            ##########    [ ]
Loan-to-Value            ##########    [ ]
FICO                     ##########    [ ]
Purpose                  ##########    [ ]
Occupancy                ##########    [ ]
Loan Balance             ##########    [ ]
Property Type            ##########    [ ]
Documentation Type       ##########    [ ]
Fixed Period             ##########    [ ]
Debt-to-Income Ratio     ##########    [ ]
Geographic Distribution  ##########    [ ]

     PER ANNUM FEES

Servicer Fees      0.52
Cost of Carry         0

H                                 Page 1 of 8                         10/18/2004

         MORTGAGE TYPE          WA LTV  WA FICO      BALANCE
--------------------------------------------------------------
Classic 30yr FRM                  77%     655      478,345,240
Classic 15yr FRM                  65%     651       33,747,320
Classic ARM
Classic 15/30 Balloon             20%     666      181,525,989
Classic 5/1 Hybrid                81%     633    1,275,593,979
Classic 5/1 IO Hybrid             82%     673      359,337,611
5/1 Hybrid w/3 year IO feature

    LTV                         WA LTV  WA FICO      BALANCE
--------------------------------------------------------------
0.01-20.00                        19%     666      175,939,272
20.01-25.00                       23%     667        8,771,647
25.01-30.00                       28%     663        3,417,222
30.01-35.00                       32%     652        3,949,763
35.01-40.00                       38%     649        7,101,716
40.01-45.00                       43%     645        8,651,330
45.01-50.00                       48%     638       14,234,921
50.01-55.00                       53%     643       21,816,229
55.01-60.00                       58%     642       31,506,534
60.01-65.00                       63%     630       49,437,022
65.01-70.00                       69%     627      105,345,651
70.01-75.00                       74%     630      160,971,267
75.01-80.00                       80%     659    1,020,663,183
80.01-85.00                       84%     621      218,017,006
85.01-90.00                       89%     634      288,989,704
90.01-95.00                       95%     638      182,432,212
95.01-100.00                      99%     670       27,305,458

H                                 Page 2 of 8                         10/18/2004

  FICO       WA LTV  WA FICO    BALANCE
-----------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500      73%     500      1,693,520
501 - 520      76%     511     40,635,067
521 - 540      77%     530     59,745,325
541 - 560      80%     552     87,895,608
561 - 580      81%     571    121,000,341
581 - 600      77%     591    184,830,642
601 - 620      77%     611    243,908,278
621 - 640      75%     630    344,780,036
641 - 660      75%     650    334,347,929
661 - 680      75%     670    277,388,114
681 - 700      74%     690    208,238,995
701 - 720      75%     710    151,019,417
721 - 740      73%     730     97,833,239
741 - 760      74%     751     81,630,846
761 - 780      71%     770     57,964,830
781 - 800      70%     788     28,810,434
801 - 820      70%     806      5,449,060
> 820
Unknown        76%       -      1,378,460

H                                 Page 3 of 8                         10/18/2004

    LTV               MIG%  WA FICO  BALANCE WITH MIG
-----------------------------------------------------
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
80.01-85.00
85.01-90.00
90.01-95.00
95.01-100.00

       PURPOSE        WA LTV    WA FICO      BALANCE
------------------------------------------------------
Purchase                73%       666    1,025,276,132
Cash-Out/Refinancing    78%       631      922,745,741
Refinancing             77%       634      380,528,267

OCCUPANCY             WA LTV  WA FICO        BALANCE
------------------------------------------------------
Owner                   75%     645      2,197,445,552
Investment              81%     670         89,363,009
2nd Home                76%     684         41,741,578

H                                 Page 4 of 8                         10/18/2004

LOAN BALANCE        WA LTV   WA FICO     BALANCE
--------------------------------------------------
<$200,000            67%      638      842,975,608
<$400,000            81%      646      982,054,212
<$600,000            81%      659      404,726,714
>$600,000            80%      669       98,793,605

PROPERTY TYPE       WA LTV   WA FICO     BALANCE
--------------------------------------------------
SFR                  76%      643    1,668,379,286
PUD                  76%      650      313,841,285
CND                  75%      658      205,671,845
2-4 Family           75%      667      140,657,723

DOCUMENTATION TYPE  WA LTV   WA FICO     BALANCE
--------------------------------------------------
Full                 77%      638    1,228,208,870
Reduced              73%      665      638,350,833
SISA                 75%      645      334,022,270
NISA
NINA
NAV
No Ratio
Alt                  77%      646      127,968,167

H                                 Page 5 of 8                         10/18/2004

FIXED PERIOD (MONTHS)  WA LTV  WA FICO     BALANCE
-----------------------------------------------------
          1
          3
          6              85%     660        2,746,543
         12
         24              82%     640    1,418,102,360
         36              81%     630       86,390,839
         60              79%     670      127,691,849
         84
       >=120             62%     658      693,618,549

    DTI                WA LTV  WA FICO      BALANCE
-----------------------------------------------------
0.01 - 5.00              76%     659        4,279,105
5.01 - 10.00             77%     667       11,652,174
10.01 - 15.00            73%     657       28,789,375
15.01 - 20.00            75%     644       46,696,318
20.01 - 25.00            76%     644      107,623,742
25.01 - 30.00            76%     656      184,486,012
30.01 - 35.00            75%     648      297,855,601
35.01 - 40.00            76%     649      410,259,980
40.01 - 45.00            75%     647      527,480,721
45.01 - 50.00            75%     641      528,648,200
50.01 - 55.00            78%     642      163,327,720
> 55.00                  81%     632       16,965,758
Unknown                  88%     650          485,434

H                                 Page 6 of 8                         10/18/2004

GEOGRAPHIC DISTRIBUTION  WA LTV  WA FICO     BALANCE
-------------------------------------------------------
AK
AL
AR                         82%     621          741,893
AS
AZ                         76%     638       50,057,873
CA                         74%     654    1,395,715,225
CO                         75%     640       29,400,495
CT                         77%     629       25,337,742
CZ
DC                         72%     642        4,584,566
DE                         81%     641        2,080,103
FL                         79%     629       83,962,256
GA                         76%     654       17,881,334
GU
HI
IA                         78%     624          599,973
ID                         80%     632        7,430,483
IL                         79%     641       66,160,701
IN                         83%     615        6,374,521
KS                         78%     643        2,493,342
KY                         77%     591        2,571,683
LA                         80%     624       22,765,413
MA                         74%     642       25,580,272
MD                         79%     632       78,911,126
ME                         79%     616        1,119,727
MI                         79%     618       15,450,910
MN                         83%     622        8,006,752
MO                         72%     647        5,285,871
MS                         83%     600        2,410,901
MT                         76%     629        7,797,210
NC                         80%     612       12,106,663
ND                        100%     723          238,397
NE
NH                         73%     630        3,620,281
NJ                         80%     626       25,982,438
NM                         81%     634        3,318,520
NV                         75%     654       45,609,567
NY                         77%     637      104,132,454
OH                         84%     612       12,152,046

H                                 Page 7 of 8                         10/18/2004

OK       81%     618     4,150,241
OR       79%     629     9,983,577
OT
PA       82%     617    28,318,930
PR
RI       75%     632     8,079,016
SC       74%     629     3,402,610
SD       53%     628       107,637
TN       89%     625    10,471,857
TT
TX       76%     634    81,091,262
UT       75%     641     3,535,598
VA       75%     647    73,999,743
VI
VT       69%     611     1,194,550
WA       76%     657    25,378,416
WI       76%     659     7,934,162
WV       57%     658       305,821
WY       92%     618       715,983

H                                 Page 8 of 8                         10/18/2004